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                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT




         We consent to the incorporation by reference in this Registration Statement of EMCORE Corporation on Form S-8 of our report dated November 15, 2000, appearing in the Annual Report on Form 10-K of EMCORE Corporation for the year ended September 30, 2000.



                                            /s/ Deloitte & Touche LLP


                                            Parsippany, New Jersey
                                            May 11, 2001